                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                               DATED JULY 10, 2001

ADDITIONAL INVESTMENT OPTIONS

         Effective October 8, 2001, three additional investment options are available in the variable portion of your contract. Each portfolio is a series of Merrill Lynch Variable Series Funds, Inc. ("Merrill Variable Funds"). Merrill Variable Funds is registered under the 1940 Act as an open-end management investment company. Each of the portfolios are diversified for purposes of the 1940 Act, with the exception of the Developing Capital Markets Focus Fund which is non-diversified. Merrill Variable Funds receive investment advisory services from Merrill Lynch Investment Management ("MLIM"). The Merrill Variable Funds Class B shares are subject to a Rule 12b-1 fee of up to 0.15% of a portfolio's Class B net assets. Below is a brief description of each portfolio's investment objectives and certain policies relating to that objective.

The MERRILL LYNCH SMALL CAP VALUE FOCUS FUND seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies and emerging growth companies, regardless of size, that management of Merrill Variable Funds believes have special investment value.

The MERRILL LYNCH BASIC VALUE FOCUS FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily stocks, that management of the portfolio believes are undervalued (stock price is less than what management of the Fund believes it is worth) and therefore represent basic investment value.

The MERRILL LYNCH DEVELOPING CAPITAL MARKETS FOCUS FUND seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its objective, the portfolio considers countries having smaller capital markets to be all countries other than the United States, United Kingdom, Japan and Germany. The Fund may also invest in fixed income securities of companies and governments in these countries. The Fund's management anticipates that under most circumstances the Fund will have substantial investments in emerging markets.

         A full description of Merrill Variable Funds, including the investment objectives, policies and restrictions of each portfolio is contained in Merrill Variable Funds' prospectus which accompanies this prospectus and should be read by a prospective purchaser before investing.

         PLEASE NOTE THE MERRILL VARIABLE FUNDS ARE NOT AVAILABLE FOR ERISA GOVERNED PLANS.


             MERRILL VARIABLE FUNDS ANNUAL EXPENSES: CLASS B SHARES
  (as a percentage of average net assets and after waivers and reimbursements)


                                                                                      TOTAL ANNUAL FUND
                              MANAGEMENT FEE                    OTHER EXPENSES       OPERATING EXPENSES
                              (AFTER EXPENSE                    (AFTER EXPENSE         (AFTER EXPENSE
                             REIMBURSEMENT AND                 REIMBURSEMENT AND       REIMBURSEMENT AND
        PORTFOLIO                 WAIVER)         12b-1 FEES       WAIVER)(A)             WAIVER)(B)
---------------------------  -----------------    ----------   -----------------     -------------------
Merrill Lynch Small Cap            0.75%            0.15%            0.06%                   0.96%
Value Focus(D)

Merrill Lynch Basic Value          0.60%            0.15%            0.05%                   0.80%
Focus

Merrill Lynch Developing           0.53%(C)         0.15%            0.72%                   1.40%(C)
Capital Markets Focus

(A) Note that these are the expenses for the fiscal year ended December 31, 2000.

(B) Merrill Lynch Investment Management, L.P. ("MLIM") and Merrill Lynch Life Agency, Inc. have entered into a Reimbursement Agreement that limits the operating expenses (excluding any distribution fees imposed on shares of Class B Common Stock) paid by each portfolio in a given year to 1.25% of its average net assets. This Reimbursement Agreement is expected to remain in effect for the current year.

(C) During 2000, MLIM waived management fees for the Developing Capital Markets Focus Fund in the amount totaling 0.47% of that Fund's average daily net assets of Class B shares; absent this waiver, the management fee and the total expenses for Class B shares of this Fund would have been 1.00% and 1.87%, respectively. This voluntary expense waiver may be terminated at any time.

(D)  Formerly, the Merrill Lynch Special Value Focus Fund.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (a) the maximum separate account annual expenses of 1.90% (including the optional annual step death benefit fee, the GEM rider fee and the optional GRIP II rider fee),
(b) all Trust portfolio expense reimbursements remain in effect for the time periods illustrated and (c) a 5% annual return on assets, if you surrendered the contract at the end of the applicable time period:


                           TRUST PORTFOLIO                  1YEAR       3 YEARS      5 YEARS       10 YEARS
                           ---------------                  -----       -------      -------       --------
              Merrill Lynch Small Cap Value Focus            $89         $142          $177          $374
              Merrill Lynch Basic Value Focus                $87         $137          $169          $359
              Merrill Lynch Developing Capital Markets       $93         $154          $198          $414

You would pay the following expenses on a $1,000 investment, assuming (a) the maximum separate account annual expenses of 1.90% (including the optional annual step death benefit fee, the optional Gem Rider fee and the optional GRIP II Rider fee), (b) all Trust portfolio expense reimbursements remain in effect for the time periods illustrated and (c) a 5% annual return on assets, if you annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:


                           TRUST PORTFOLIO                  1YEAR       3 YEARS      5 YEARS       10 YEARS
                           ---------------                  -----       -------      -------       --------
             Merrill Lynch Small Cap Value Focus             $34         $103          $177          $374
             Merrill Lynch Basic Value Focus                 $32          $99          $169          $359
             Merrill Lynch Developing Capital Markets        $38         $116          $198          $414


                       SUPPLEMENT DATED SEPTEMBER 26, 2001

VentureIII MLIM Supp 10/2001